Revenue	3 Months Ended
Mar. 31, 2021
Revenue from Contract with Customer [Abstract]
Revenue

NOTE 5 – REVENUE

The revenues recognized for the period comprise revenues from the exclusive license agreement for the development, commercialization, and supply of VB-111 in Japan for all indications and from the option to license agreement for the development of VB-201 for animal healthcare worldwide. The revenues are recognized according to ASC 606, “Revenues from Contracts with Customers.”

The Company has identified two performance obligations in The License Agreement: (1) Grant of the license and use of its IP; and (2) Company’s participation and consulting assistance services. In addition, there is a potential performance obligation regarding future manufacturing.

During the period, the Company recognized revenue in an amount of $0.2 million.